ASSIGNMENT OF LEASE BY TENANT WITH LANDLORD'S CONSENT


         THIS AGREEMENT dated for reference and made as of June 1, 1999.

BETWEEN:

                  GOLDEN PROPERTIES LTD.,

                  (the "Landlord")

AND:

                  CENTURY CAPITAL MANAGEMENT LTD., a company duly incorporated under the laws of British Columbia,

                  (the "Tenant")

AND:

                  ILINK TELECOM INC., a company duly, incorporated under the laws of British Columbia,

                  (the "Assignee")



WITNESSES THAT WHEREAS:

A. By a lease made August 1, 1997(collectively herein called "the lease") both between the Landlord, as landlord, the Tenant, as tenant, the Landlord did demise and lease to the Tenant those certain premises (the "Premises") being a portion of the 19h floor of the office building known and described as 1177 West Hastings Street, Vancouver, British Columbia, as more particularly described in the Lease, for the term (the "term") of five (5) years commencing August 1, 1997;

B. The Lease contains a prohibition against assignment by the Tenant without first obtaining the written consent of the Landlord thereto;

C. The Tenant wishes to assign its interest under the Lease to the Assignee and the Assignee has agreed to accept such assignment;

D. The Tenant and the Assignee have requested that the Landlord give its consent to such assignment pursuant to the Lease;

E. The Landlord has agreed to give its consent to such assignment on the terms and conditions hereinafter set forth; and

F. The Parties have agreed that the assignment shall take effect as of June 1, 1999 (the "Effective Date").


NOW THEREFORE in consideration of the premises, the respective covenants herein, the sum of $1.00 now paid by each party to each of the others and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties covenant and agree as follows:

1.       Assignment of the Lease

         The Tenant hereby assigns to the Assignee as of the Effective Date all of the right, title, benefit and interest of the Tenant in and to the Premises, together with the unexpected residue of the Term and the Lease and all the benefit and advantage to be derived therefrom, to hold the same unto the Assignee henceforth for and during the residue of the Term, subject to the payment of the rent and performance of the covenants and agreements of the Tenant under the Lease.

2.       Warranties and Covenants of the Tenant in Favour of the Assignee

         The Tenant hereby represents and warrants to, and covenants and agrees with, the Assignee that:

     a. notwithstanding any act of the Tenant, the Lease is good, valid and subsisting, the rents thereby reserved have been duly paid, the covenants and conditions therein have been duly observed and performed by the Tenant as of the date hereof, and the Tenant now has good right, full power and absolute authority to assign the Premises and the Lease in the manner aforesaid, according to the true intent and meaning hereof;

     b. subject to the payment of rent and the performance of the covenants and conditions contained in the Lease, the Assignee may enter into and hold and enjoy the Premises for the residue of the Term, for its own use and benefit without any interruption by the Tenant or any person claiming under the Tenant, free from all charges and encumbrances whatsoever, at the request and cost of the Assignee, execute such further assurances of the Premises as the Assignee shall reasonably require;

     c.   the  Tenant  has  not  previously  assigned,   transferred,   charged,
          encumbered, sublet or parted with possession of the Premises; and

     d.   the Tenant has not exercised any renewal options under the Lease.


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3.   Covenants  of the  Assignee  in Favour of the  Tenant The  Assignee  hereby covenants and agrees with the Tenant that the Assignment shall during the residue of the Term:

     a.   pay the rent  reserved  by the  Lease;

     b. perform and observe the obligations, covenants and conditions therein contained on the part of the tenant therein named to be observed and performed; and

     c. indemnify and save the Tenant harmless therefrom and from all actions, suits, costs, losses, charges, damages and expenses for or in respect thereof, as if the Assignee were the Tenant named in the Lease.

4.   Covenants of the Assignees in Favour of the Landlord

         The Assignee acknowledges having received a copy of the Lease and having had an opportunity to review the Lease. The Assignee hereby covenants and agrees with the Landlord:

     a. to pay the rent and additional rent and to observe and perform all of the covenants, agreements and conditions of the Tenant reserved and contained in the Lease in the same manner as if the Assignee were the tenant named in the Lease; and

     b. not to assign or sublet or part with possession of the Premises or any part thereof or the Lease without the prior written consent of the Landlord pursuant to the Lease.

5.   Notice to the Assignee

     Notice to the Assignee shall be sufficiently given as and when delivered to the Premises.

6.   Consent of Landlord

     Subject to the terms and conditions in the Lease regarding consent by the Landlord to an assignment of the Lease, the Landlord's receipt of payment of its administrative and legal fees for processing the Tenant's request for consent, and to the Landlord's receipt of any required indemnities referred to in section 8 hereof, the Landlord hereby consents on the terms set out herein to the assignment herein of the Lease to the Assignee.

7.   Mutual Agreements as to the Landlord's Consent

     The Tenant and the Assignee covenant and represent that:

     a. neither the consent of the Landlord herein, nor the payment of any money , nor the performance by the Assignee of its obligations under section 4 hereof shall waive or modify in any respect the rights of the Landlord under the Lease or relieve the Tenant or any else from the observance and performance of any of the conditions and covenants in the Lease to be observed or performed by the Tenant;

     b. the consent of the Landlord herein is restricted to the assignment by the Tenant to the Assignee as set forth herein;

     c. the prohibition against the assignment of the Lease and against subletting or otherwise parting with possession of the Premises as set forth in the Lease shall otherwise remain in full force and effect;

     d. the consent of the landlord herein shall not be deemed to be a consent to or a waiver of the requirements set forth in the Lease for the consent of the Landlord to any subsequent assignment of the Lease or the Term or to any subletting or other parting with possession of the Premises or any part thereof; and

     e. neither the Tenant nor the Assignee have, nor will either of them create, a security interest in the Improvements within the Premises except in favour of the Landlord, and for the purposes of this clause "Improvements" means all elements of, and goods within, the Premises which constitute "fixtures" for the purposes of the Personal Property Security Act (British Columbia) including, but not to limit the generality of the foregoing, all floor coverings, ceilings, light fixtures, air conditioning fixtures, interior doors, interior partitions and walls, communication systems, and built-in equipment and furniture, and it will be a default under the Lease if any such security interest is created.

8.   Enurement

     This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, personal representatives, successors and permitted assigns.

9.   Define Terms and Captions

     Any Term used in this Agreement which is not defined herein but is defined in the Lease shall have the meaning given to that term in the Lease. The captions appearing in this Agreement have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Agreement or any provision hereof.

     IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.


The Common Seal of the Landlord
was hereunto affixed in the presence
of:

Title: _________________________
       (Authorized Signatory)


Title: _________________________
      (Authorized Signatory)


The Common Seal of the Tenant
was hereunto affixed in the presence
of:

Title:__________________________
      (Authorized Signatory)


Title:__________________________
      (Authorized Signatory)


The Common Seal of the Assignee
was hereunto affixed in the presence
of:

Title:__________________________
         (Authorized Signatory)


Title:__________________________
         (Authorized Signatory)